UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2018
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C14

(Central Index Key Number 0001758292)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number 0001592182)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-227784-01	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas,New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable

                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of December 20, 2018, with respect to the UBS Commercial Mortgage Trust 2018-C14 (the “Issuing Entity”). The purpose of this amendment is to make clerical revisions to the agreement previously filed as Exhibit 4.1 to the Form 8-K and to file the executed version of the BBCMS 2018-C2 Primary Servicing Agreement (as defined below) as Exhibit 99.1 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2018, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2018 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of the UBS Commercial Mortgage Trust 2018-C14, Commercial Mortgage Pass-Through Certificates, Series 2018-C14.

The Mortgage Loan identified as “GNL Portfolio” on Exhibit B in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “GNL Portfolio Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that are not assets of the Issuing Entity. The GNL Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2018 (the “BBCMS 2018-C2 Pooling and Servicing Agreement”), by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the BBCMS 2018-C2 securitization transaction into which the controlling companion loan is deposited, and which was previously filed as Exhibit 4.1 to the Form 8-K. An amended form of the BBCMS 2018-C2 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Wells Fargo Bank, National Association, as master servicer under the BBCMS 2018-C2 Pooling and Servicing Agreement, appointed KeyBank National Association as a subservicer with respect to the GNL Portfolio Whole Loan, pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2018 (the “BBCMS 2018-C2 Primary Servicing Agreement”), by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

The terms and conditions of the BBCMS 2018-C2 Primary Servicing Agreement applicable to the servicing of the GNL Portfolio Whole Loan are substantially similar to the terms and conditions of the BBCMS 2018-C2 Pooling and Servicing Agreement as described in the Form 8-K. The BBCMS 2018-C2 Primary Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 99.1	Primary Servicing Agreement, dated as of December 1, 2018, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2020	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)
By:	/s/ Nicholas Galeone Name: Nicholas Galeone Title: President (senior officer in charge of securitization of the depositor)
By:	/s/ David Schell Name: David Schell Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1

Pooling and Servicing Agreement, dated as of December 1, 2018, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
99.1	Primary Servicing Agreement, dated as of December 1, 2018, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.	(E)